Exhibit 10-O

                                                                CONFORMED COPY


______________________________________________________________________________
______________________________________________________________________________


                          CHRYSLER CREDIT CANADA LTD.
                              Seller and Servicer

                                      and

                              ROYAL BANK OF CANADA
                                     Agent

                                      and

                        THE SEVERAL BANKS PARTIES HERETO
                               Certificateholders

                                      and

                            THE ROYAL TRUST COMPANY
                                   Custodian




                         _____________________________

                         BANK SERIES 1994-1 SUPPLEMENT

                            Dated as of May 23, 1994

                                       to

                    MASTER CUSTODIAL AND SERVICING AGREEMENT

                         Dated as of September 1, 1992
                         _____________________________

                               BANK SERIES 1994-1
                         _____________________________

                          TABLE OF CONTENTS

                              ARTICLE I
                  Creation of the Bank Series 1994-1
             Master Custodial Certificates, Series 1994-1

SECTION 1.1.   Designation  . . . . . . . . . . . . . . . . . . . . .-  1 -

                              ARTICLE II
                            Interpretation

SECTION 2.1.   Definitions. . . . . . . . . . . . . . . . . . . . . .-  2 -
SECTION 2.2.   Other Interpretive Provisions. . . . . . . . . . . . .- 19 -

                             ARTICLE III
                 The Bank Series 1994-1 Certificates

SECTION 3.1.   Purchases of the Bank Series 1994-1 Certificates . . .- 20 -
SECTION 3.2.   Procedure for Increasing the Invested Amount . . . . .- 21 -
SECTION 3.3.   Procedure for Decreasing the Aggregate Bank Series
               1994-1 Invested Amount . . . . . . . . . . . . . . . .- 23 -
SECTION 3.4.   Yield. . . . . . . . . . . . . . . . . . . . . . . . .- 23 -
SECTION 3.5.   Changes in Available Subordinated Amount . . . . . . .- 24 -

                              ARTICLE IV
                            Servicing Fee

SECTION 4.1.   Servicing Compensation . . . . . . . . . . . . . . . .- 24 -

                              ARTICLE V
 Rights of Bank Series 1994-1 Certificateholders and Allocation and
                     Application of Collections

SECTION 5.1. Allocations; Payments to Seller; Excess Principal Collections and Unallocated Principal Collections. . .- 25 -
SECTION 5.2.   Yield. . . . . . . . . . . . . . . . . . . . . . . . .- 27 -
SECTION 5.3.   Determination of Monthly Principal . . . . . . . . . .- 30 -
SECTION 5.4.   Establishment of Reserve Fund. . . . . . . . . . . . .- 30 -
SECTION 5.5.   Deficiency Amount. . . . . . . . . . . . . . . . . . .- 32 -
SECTION 5.6.   Application of Bank Non-Principal Collections,
               Available Seller's Non-Principal Collections,
               Investment Proceeds and  Available Bank Principal
               Collections. . . . . . . . . . . . . . . . . . . . . .- 33 -
SECTION 5.7.   Distributions to Bank Series 1994-1
               Certificateholders . . . . . . . . . . . . . . . . . .- 34 -
SECTION 5.8.   Application of Reserve Fund and Available
               Subordinated Amount. . . . . . . . . . . . . . . . . .- 34 -
SECTION 5.9.   Bank Charge-Offs . . . . . . . . . . . . . . . . . . .- 36 -
SECTION 5.10.  Excess Income. . . . . . . . . . . . . . . . . . . . .- 36 -
SECTION 5.11.  Excess Principal Collections.. . . . . . . . . . . . .- 36 -
SECTION 5.12.  Allocations and Applications of Collections and
               Other Funds. . . . . . . . . . . . . . . . . . . . . .- 37 -

                              ARTICLE VI
                      Distributions and Reports
               to Bank Series 1994-1 Certificateholders

SECTION 6.1.   Distributions. . . . . . . . . . . . . . . . . . . . .- 37 -
SECTION 6.2.   Daily Reports. . . . . . . . . . . . . . . . . . . . .- 38 -
SECTION 6.3.   Periodic Reports.. . . . . . . . . . . . . . . . . . .- 38 -
     (a)  Distribution Date Statements. . . . . . . . . . . . . . . .- 38 -
     (b)  Monthly Certificateholders' Statement.. . . . . . . . . . .- 39 -
     (c)  Bank Series 1994-1 Early Amortization Period Notices. . . .- 39 -
     (d)  Annual Tax Statement. . . . . . . . . . . . . . . . . . . .- 39 -
     (e)  Tax Information.. . . . . . . . . . . . . . . . . . . . . .- 39 -

                             ARTICLE VII
                         Amortization Events

SECTION 7.1.   Additional Amortization Events . . . . . . . . . . . .- 40 -
SECTION 7.2.   Notice of Bank Series 1994-1 Early Amortization
               Event. . . . . . . . . . . . . . . . . . . . . . . . .- 40 -

                             ARTICLE VIII
              Covenants, Representations and Warranties

SECTION 8.1.   Representations and Warranties of the Seller and
               the Servicer . . . . . . . . . . . . . . . . . . . . .- 41 -
SECTION 8.2.   Covenants of the Seller and CCCL . . . . . . . . . . .- 41 -
SECTION 8.3.   Covenants of the Servicer. . . . . . . . . . . . . . .- 42 -

                              ARTICLE IX
                         Final Distributions

SECTION 9.1.   Sale of Bank Series 1994-1 Certificateholders'
               Interest Pursuant to Section 2.03 of the
               Agreement; Distributions Pursuant to Section 9.1
               of this Bank Series 1994-1 Supplement or
               Section 2.03 or 12.02(c) of the Agreement  . . . . . .- 43 -

                              ARTICLE X
                       Miscellaneous Provisions

SECTION 10.1.  Ratification of Agreement. . . . . . . . . . . . . . .- 43 -
SECTION 10.2.  Counterparts . . . . . . . . . . . . . . . . . . . . .- 43 -
SECTION 10.3.  Governing Law. . . . . . . . . . . . . . . . . . . . .- 44 -
SECTION 10.4.  Notices. . . . . . . . . . . . . . . . . . . . . . . .- 44 -
SECTION 10.5.  Successors and Assigns . . . . . . . . . . . . . . . .- 44 -
SECTION 10.6.  Rights of Bank Series 1994-1 Certificateholders. . . .- 44 -
SECTION 10.7.  Custodian's Communications.. . . . . . . . . . . . . .- 44 -
SECTION 10.8.  Amendments.. . . . . . . . . . . . . . . . . . . . . .- 44 -

                              ARTICLE XI
                         Conditions Precedent

SECTION 11.1.  Conditions Precedent to Effectiveness of Supplement. .- 45 -
     (a)  Documents.. . . . . . . . . . . . . . . . . . . . . . . . .- 45 -
     (b)  Legal Opinions. . . . . . . . . . . . . . . . . . . . . . .- 45 -
     (c)  Bank Series 1994-1 Early Amortization Events. . . . . . . .- 45 -
     (d)  Conditions to Issuance of Bank Series 1994-1
          Certificates. . . . . . . . . . . . . . . . . . . . . . . .- 45 -
     (e)  Long-Term RPA Conditions. . . . . . . . . . . . . . . . . .- 45 -

SCHEDULE 1     RESERVE FUND. . . . . . . . . . . . . . . . . . . . . - 52 -

EXHIBIT "A"    BANK SERIES 1994-1 CERTIFICATES . . . . . . . . . . . - 53 -

EXHIBIT "B"    DAILY REPORT. . . . . . . . . . . . . . . . . . . . . - 54 -

EXHIBIT "C"    DISTRIBUTION DATE STATEMENT . . . . . . . . . . . . . - 55 -

EXHIBIT "D-1"  MONTHLY CERTIFICATEHOLDERS' STATEMENT
               (DURING REVOLVING PERIOD) . . . . . . . . . . . . . . - 56 -

EXHIBIT "D-2"  MONTHLY CERTIFICATEHOLDERS' STATEMENT
               (DURING BANK SERIES 1994-1 EARLY AMORTIZATION PERIOD).- 57 -

EXHIBIT "E"    OPINION OF COUNSEL TO SELLER ON INCREASE DATE . . . . - 58 -

                    BANK SERIES 1994-1 SUPPLEMENT dated as of May 23, 1994
               (the "Bank Series 1994-1 Supplement"), between CHRYSLER CREDIT CANADA LTD., a Canadian corporation, as Seller and Servicer, THE ROYAL TRUST COMPANY, a trust company existing under the laws of Canada, as Custodian, the several banks parties to this Bank Series 1994-1 Supplement and such other Chartered Banks as may from time to time become parties hereto (collectively the "Bank Series 1994-1 Certificate-holders" and individually a "Bank Series 1994-1 Certificate-holder") and Royal Bank of Canada, a Canadian chartered bank, as agent for the Bank Series 1994-1 Certificateholders (the "Agent").


          Pursuant to Section 6.03 of the Master Custodial and Servicing Agreement dated as of September 1, 1992 (the "Agreement"), among the Seller, the Servicer and the Custodian, the Custodian may from time to time issue one or more new Series of Investor Master Custodial Certificates evidencing the undivided ownership interests in the Purchased Property acquired by the Custodian as agent for and on behalf of the Holders of such new Series of Investor Master Custodial Certificates. Pursuant to this Bank Series 1994-1 Supplement, the Custodian shall create a new Series of Investor Master Custodial Certificates and specify the Principal Terms thereof.

          In consideration of the payment by the Bank Series 1994-1 Certificateholders to the Custodian of the consideration in respect of the Bank Series 1994-1 Investor Master Custodial Certificates and the purchase from time to time of the undivided ownership interests in the Purchased Property evidenced thereby, and the mutual agreements herein contained, each party agrees as follows:


                                   ARTICLE I

                       Creation of the Bank Series 1994-1
                  Master Custodial Certificates, Series 1994-1

SECTION 1.1.  Designation.

          (a) There is hereby created a Series of Investor Master Custodial Certificates to be issued pursuant to the Agreement and this Bank Series 1994-1 Supplement to be known as the "Master Custodial Certificates, Bank Series 1994-1" (the "Bank Series 1994-1 Certificates").

          (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any terms or provisions contained in the Agreement, the terms and provisions of this Bank Series 1994-1 Supplement shall govern.

          (c) All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of this Bank Series 1994-1 Supplement, except as otherwise provided herein. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Bank Series 1994-1 Supplement shall refer to this Bank Series 1994-1 Supplement as a whole and not to any particular provision hereof; and the term "including" means "including without limitation".


                                   ARTICLE II

                                 Interpretation

          SECTION 2.1. Definitions. Whenever used in this Bank Series 1994-1 Supplement the following words and phrases shall have the following meanings. The following definitions are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (a)  "Additional Yield" shall have the meaning specified in Section
5.2(b).

     (b) "Agent" shall have the meaning specified in the preamble to this Bank Series 1994-1 Supplement.

     (c) "Aggregate Bank Series 1994-1 Invested Amount" (which for the purposes of the Agreement is the Invested Amount with respect to the Bank Series 1994-1) shall mean, as of any date, the sum of the Bank Invested Amounts of all Bank Series 1994-1 Certificateholders on such date.

     (d) "Agreement" shall have the meaning specified in the preamble to this Bank Series 1994-1 Supplement.

     (e) "Allocable Defaulted Amount" shall mean, with respect to any Collection Period, the product of

            (i) the Bank Series 1994-1 Allocation Percentage with respect to such Collection Period and

           (ii)   the Defaulted Amount with respect to such Collection Period.

     (f) "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of

            (i) the Bank Series 1994-1 Allocation Percentage for the related Collection Period and

           (ii) Miscellaneous Payments with respect to the related Collection Period.

     (g) "Allocable Non-Principal Collections" shall mean, with respect to any Deposit Date, the product of

            (i) the Bank Series 1994-1 Allocation Percentage for the related Collection Period and

           (ii) the aggregate amount of Collections of Non-Principal Receivables relating to such Deposit Date.

     (h) "Allocable Principal Collections" shall mean, with respect to any Deposit Date, the product of

            (i) the Bank Series 1994-1 Allocation Percentage for the related Collection Period and

           (ii) the aggregate amount of Collections of Principal Receivables relating to such Deposit Date.

     (i) "Available Bank Principal Collections" shall mean, with respect to any Distribution Date, the sum of

            (i) an amount equal to Bank Principal Collections for such Distribution Date,

           (ii) Allocable Miscellaneous Payments with respect to such Distribution Date,

          (iii) Bank Series 1994-1 Excess Principal Collections on deposit in the Collection Account for such Distribution Date and

           (iv) for a Distribution Date which is also the Termination Date, any funds in the Reserve Fund after giving effect to
                  Section 5.8 of this Bank Series 1994-1 Supplement.

     (j) "Available Seller's Collections" shall mean, with respect to any Deposit Date, the sum of

            (i) the Available Seller's Non-Principal Collections for such Deposit Date and

           (ii) the Available Seller's Principal Collections for such Deposit Date.

     (k) "Available Seller's Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying

            (i)   the excess of

                  (A)    the Seller's Percentage for the related Collection
                         Period

                  over

                  (B)    the Excess Seller's Percentage for such Collection
                         Period

                  by

           (ii)   Allocable Non-Principal Collections for such Deposit Date.

     (l) "Available Seller's Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying

            (i)   the excess of

                  (A)    the Seller's Percentage for the related Collection
                         Period

                  over

                  (B)    the Excess Seller's Percentage for such Collection
                         Period

                  by

           (ii)   Allocable Principal Collections for such Deposit Date.

     (m) "Available Subordinated Amount" for the first Determination Date shall mean an amount equal to the Required Subordinated Amount. The Available Subordinated Amount for any subsequent Determination Date shall mean an amount equal to

            (i) the Available Subordinated Amount for the preceding Determination Date,

          minus

           (ii) the Incremental Subordinated Amount for such preceding Determination Date,

          minus

          (iii) the Required Subordination Draw Amount with respect to the preceding Distribution Date to the extent provided in
                  Section 5.8,

          minus

           (iv) withdrawals from the Reserve Fund pursuant to Section 5.8 on the preceding Distribution Date to make distributions pursuant to Section 5.6(a)(iii) (but excluding any other withdrawals from the Reserve Fund), plus

            (v) the portion of Excess Income for such preceding Distribution Date distributed to the Seller pursuant to Section 5.10(c),

          plus

           (vi) the Incremental Subordination Amount for the current Determination Date;

          plus

          (vii) the amount of any increase in the Available Subordinated Amount pursuant to Section 3.5 effected in the period from the immediately preceding Determination Date to and including the current Determination Date, and minus

         (viii) the amount of any decrease in the Available Subordinated Amount pursuant to Section 3.3 effected on the immediately preceding Distribution Date;

          provided that

                  (A) the Available Subordinated Amount may be increased on
                      any Determination Date by the Seller, in its sole discretion, by notice to the Custodian and the Agent, on or before any such Determination Date; and

                  (B) provided, that, on any date, the Available Subordinated
                      Amount shall not exceed an amount equal to the sum of

           (ix) the product of the Subordinated Percentage and the Aggregate Bank Series 1994-1 Invested Amount on such date (after giving effect to any reduction to be made therein on the immediately following Distribution Date; and

            (x) the Incremental Subordinated Amount, if any, with respect to the preceding Determination Date;

provided, however, that once any Bank Series 1994-1 Early Amortization Period (other than a Bank Series 1994-1 Early Amortization Period which has ended as described in clause (c) of the definition of Bank Series 1994-1 Early Amortization Period) shall have commenced, the Available Subordinated Amount shall be calculated based on the Aggregate Bank Series 1994-1 Invested Amount as of the close of business on the day preceding the commencement of such Bank Series 1994-1 Early Amortization Period.

     (n) "BA Tranche" shall mean the portion of the Aggregate Bank Series 1994-1 Invested Amount the rate of return on which the Seller has elected to have based on one or more Wholesale Bankers' Acceptance Rates in accordance with the procedure specified herein.

     (o)  "Bank Charge-Offs" shall have the meaning specified in Section 5.9.

     (p) "Bank Defaulted Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of

            (i) the Allocable Defaulted Amount for the related Collection Period and

           (ii) the Floating Allocation Percentage for the related Collection Period.

     (q) "Bank Invested Amount" shall mean, when used with respect to any Bank Series Certificateholder and as of any date, an amount equal to

            (i) its Purchase Percentage of the Initial Aggregate Bank Series 1994-1 Invested Amount,

          plus

           (ii) its Purchase Percentage of the aggregate amount of Increases made pursuant to Section 3.2 of this Bank Series 1994-1 Supplement since the Effective Date to and including such first mentioned date, minus

          (iii) the aggregate amount of distributions to such Bank Series 1994-1 Certificateholder pursuant to Sections 5.6(b) or 5.6(c) since the Effective Date to and including such first mentioned date, minus

           (iv)   the product of

                  (A) such Bank Series 1994-1 Certificateholder's Purchase
                      Percentage and

                  (B) the excess, if any, of the aggregate amount of Bank
                      Charge-Offs over the aggregate amount of Bank Charge-Offs reimbursed pursuant to Section 5.9 on or before such date.

     (r) "Bank Non-Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of

            (i) the Floating Allocation Percentage for the related Collection Period and

           (ii) Allocable Non-Principal Collections deposited in the Collection Account for the related Collection Period.

     (s) "Bank Principal Collections" shall mean, with respect to any Distribution Date, the sum of

            (i)   the product of

                  (A) the Floating Allocation Percentage, with respect to the
                      Revolving Period, or the Principal Allocation Percentage, with respect to a Bank Series 1994-1 Early Amortization Period, for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during a Bank Series 1994-
                      1 Early Amortization Period) and

                  (B) Allocable Principal Collections deposited in the
                      Collection Account for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Bank Series 1994-1 Early Amortization Period) and

           (ii) the amount, if any, of Collections of Non-Principal Receivables, Excess Income and Available Seller's Collections which this Bank Series 1994-1 Supplement provides are to be treated as a portion of Bank Principal Collections, including pursuant to Section 5.6(a)(iii), 5.8(b) and 5.10(a), on such Distribution Date.

     (t) "Bank Series 1994-1" shall mean the Series of Investor Master Custodial Certificates the terms of which are specified in this Bank Series 1994-1 Supplement.

     (u) "Bank Series 1994-1 Adjusted Invested Amount" shall mean the Series Adjusted Invested Amount with respect to the Bank Series 1994-1.

     (v) "Bank Series 1994-1 Allocation Percentage" shall mean the Series Allocation Percentage with respect to the Bank Series 1994-1.

     (w) "Bank Series 1994-1 Certificate Rate" shall mean, with respect to any Yield Period, the Blended Wholesale Rate with respect to such Yield Period.

     (x) "Bank Series 1994-1 Certificateholders" shall mean the Holders of the Bank Series 1994-1 Certificates.

     (y) "Bank Series 1994-1 Certificateholders' Interest" shall mean that portion of the Master Custodial Certificateholders' Interest evidenced by the Bank Series 1994-1 Certificates.

     (z) "Bank Series 1994-1 Certificates" shall mean any one of the Master Custodial Certificates, Series 1994-1, executed and authenticated by the Custodian, substantially in the form of Exhibit A.

     (aa) "Bank Series 1994-1 Early Amortization Event" shall mean any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional Early Amortization Event specified in
Section 7.1 of this Bank Series 1994-1 Supplement.

     (ab) "Bank Series 1994-1 Early Amortization Period" shall mean an Early Amortization Period with respect to the Bank Series 1994-1.

     (ac) "Bank Series 1994-1 Excess Principal Collections" shall have the meaning specified in Section 5.11(b).

     (ad) "Bank Series 1994-1 Monthly Servicing Fee" shall have the meaning specified in Section 4.1.

     (ae) "Bank Series 1994-1 Principal Shortfall" shall have the meaning specified in Section 5.11(b).

     (af) "Bank Series 1994-1 Supplement" shall mean this Bank Series 1994-1 Supplement as amended, modified or supplemented from time to time.

     (ag) "Bank Series 1994-1 Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to the Bank Series 1994-1.

     (ah) "Blended Wholesale Rate" shall mean, with respect to any Yield Period, the rate per annum which is the sum of:

     (i) the product obtained by multiplying the Wholesale Prime Rate with respect to such Yield Period by the decimal equivalent of the fraction of the Aggregate Bank Series 1994-1 Invested Amount not allocated to the BA Tranche for such Yield Period, and

     (ii) an amount equal to the sum of

          (x) the sum of the products obtained by multiplying the Wholesale Bankers' Acceptance Rate for each particular specified term (the "Specified Wholesale Bankers' Acceptance Rate") by a fraction the numerator of which is that portion of the Aggregate Bank Series 1994-1 Invested Amount allocated to each such Specified Wholesale Bankers' Acceptance Rate within the BA Tranche in respect of such Yield Period and the denominator of which is the Aggregate Bank Series 1994-1 Invested Amount, and

          (y) the positive difference between 0.625% and the Long-Term Facility Fee Percentage (which difference is 0.4375%).


     (ai) "CDOR Rate" means, on any date, the annual rate of interest which is the rate based on an average 30 day rate applicable to Canadian Dollar bankers' acceptances appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) as of 10:00 a.m. Toronto time on such day, or if such day is not a Business Day then on the immediately preceding Business Day; provided, however, if such rates do not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be calculated as the arithmetic mean of the 30 day rates applicable to Canadian Dollar bankers' acceptances quoted by four major Canadian
Schedule I chartered banks as of 10:00 am. on such day, or if such day is not a Business Day, then on the immediately preceding Business Day. Initially, the four major Canadian Schedule I chartered banks will be Bank of Montreal, The Bank of Nova Scotia, Royal Bank of Canada and Canadian Imperial Bank of Commerce. If less than four of the institutions described in the immediately preceding sentence quote the afore-mentioned rate on the days and at the times described above, the "CDOR Rate" shall be such other rate or rates as the parties may agree.

     (aj) "Certificateholder's Banker's Acceptance Rate" based on discount bankers' acceptances shall mean the rate per annum from time to time notified by the Certificateholder to the Agent and the Seller as being the sum of

            (i) the rate per annum then in effect for determining discounts on such Canadian dollar bankers' acceptances accepted by the Certificateholder in Canada and held for its own account (such rates to be exclusive of any reserve costs) plus, if applicable,

           (ii) a percentage, expressed as a decimal, established by the Certificateholder at such time, such percentage not to exceed the percentage which represents the effective cost to the Certificateholder of the aggregate of all primary, secondary and other reserve requirements which are applicable to Canadian dollar deposits accepted by such Certificateholder in Canada for a term approximating the maturity period for such bankers' acceptances and which are in effect at such time.

     (ak) "Chartered Bank" means a bank named on Schedule I or Schedule II to the Bank Act (Canada).

     (al) "Custodial Available Subordinated Amount" means the sum of the Available Subordinated Amount and the sum of the aggregate "available subordinated amounts" for and as that term may be defined in respect of all other outstanding Series.

     (am) "Daily Report" shall mean a report prepared by the Servicer pursuant to Section 6.2 on each Business Day for the period specified therein, in substantially the form of Exhibit B or in such other form as may be approved by the Agent and the Servicer.

     (an) "Daily Wholesale Prime Rate Yield Amount" shall mean, for any day in any Yield Period, the product of

            (i) the portion of the Aggregate Bank Series 1994-1 Invested Amount not allocated to the BA Tranche on such day divided by 365 (or 366 in leap years) and

           (ii)   the Wholesale Prime Rate with respect to that Yield Period.

     (ao) "Dealer Rate" shall mean, as of any date, the rate at which interest on Principal Receivables is being collected from Dealers on such date.

     (ap) "Decrease" shall have the meaning specified in Section 3.3 of this Bank Series 1994-1 Supplement.

     (aq) "Deficiency Amount" shall have the meaning specified in
Section 5.5.

     (ar) "Distribution Date Statement" shall mean a report prepared by the Servicer pursuant to Section 6.3(a) on each Determination Date for the immediately preceding Collection Period, in substantially the form of Exhibit C or in such other form as may be approved by the Agent and the Servicer.

     (as) "Effective Date" shall have the meaning specified in Section
11.1.

     (at) "Excess Income" shall mean, with respect to any Distribution Date, the amount, if any, determined pursuant to Section 5.6(a)(v) with respect to such Distribution Date.

     (au) "Excess Seller's Percentage" shall mean, with respect to any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to

            (i) 100% minus, when used with respect to Non-Principal Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, the sum of

                  (A) the Floating Allocation Percentage with respect to such
                      Collection Period and

                  (B) the percentage equivalent of a fraction,

                  the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination
                  Date) and

                  the denominator of which is the product of

                  (C) the Pool Balance as of the last day of the immediately preceding Collection Period and

                  (D) the Bank Series 1994-1 Allocation Percentage with
                      respect to the Collection Period in respect of which the Excess Seller's Percentage is being calculated

or

           (ii) 100% minus, when used with respect to Principal Receivables during a Bank Series 1994-1 Early Amortization Period, the sum of

                  (A) the Principal Allocation Percentage with respect to
                      such Collection Period and

                  (B) the percentage equivalent of a fraction,

                  the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination
                  Date) and

                  the denominator of which is the product of

                  (C) the Pool Balance as of the last day of such immediately preceding Collection Period and

                  (D) the Bank Series 1994-1 Allocation Percentage with
                      respect to the Collection Period in respect of which the Excess Seller's Percentage is being calculated.

     (av) "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Aggregate Bank Series 1994-1 Invested Amount as of the last day of the immediately preceding Collection Period and the denominator of which is the product of

            (i)   the Pool Balance as of such last day; and

           (ii) the Bank Series 1994-1 Allocation Percentage with respect to the Collection Period in respect of which the Floating Allocation Percentage is being calculated.

     (aw) "Increase" shall have the meaning specified in subsection 3.2(a).

     (ax) "Increase Amount" shall mean, with respect to any Increase Date, the amount of the Increase in the Aggregate Bank Series 1994-1 Invested Amount on such date.

     (ay) "Increase Date" shall have the meaning specified in subsection
3.2(a).

     (az) "Incremental Subordinated Amount" shall mean, with respect to any Determination Date, the result obtained by multiplying

            (i)   a fraction, the numerator of which is the sum of

                  (A) the Aggregate Bank Series 1994-1 Invested Amount on the
                      last day of the Collection Period immediately preceding such Determination Date and

                  (B) the Available Subordinated Amount for such
                      Determination Date (calculated without adding the Incremental Subordinated Amount for such Determination Date as described in clause (f) of the definition thereof)

                  and the denominator of which is the Pool Balance on the last day of the Collection Period immediately preceding the Collection Period to which such Determination Date relates by

           (ii)   the Custodial Incremental Subordinated Amount.

     (ba) "Initial Aggregate Bank Series 1994-1 Invested Amount" shall mean $0.

     (bb) "Initial Invested Amount" shall mean, with respect to the Bank Series 1994-1,

            (i) with respect to any Collection Period relating to the Revolving Period, an amount equal to the sum of

                  (A) the Initial Aggregate Bank Series 1994-1 Invested
                      Amount

                  plus

                  (B) the aggregate amount of Increases pursuant to Section
                      3.2 of this Bank Series 1994-1 Supplement made during or prior to such Collection Period minus

                  (C) the aggregate amount of distributions pursuant to
                      Section 5.6(b) or 5.6(c) of this Bank Series 1994-1 Supplement made or to be made on the Distribution Date occurring in such Collection Period or made on prior Distribution Dates and

           (ii) as of any date during any Bank Series 1994-1 Early Amortization Period, the Initial Invested Amount as of the last day of the Revolving Period.

     (bc) "Investment Proceeds" shall mean, with respect to any Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund, together with an amount equal to the Bank Series 1994-1 Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited to the Collection Account pursuant to
Section 4.02 of the Agreement.

     (bd) "Long-Term Facility Fee Percentage" shall have the meaning specified in the Long-Term RPA (being 0.1875%).

     (be) "Long-Term RPA" shall mean the Long-Term Receivables Purchase Agreement dated as of May 23, 1994, made among the Seller, CFC, the Agent and the Bank Series 1994-1 Certificateholders.

     (bf) "Monthly Certificateholders' Statement" shall mean a report prepared by the Servicer pursuant to Section 6.3(b) with respect to each Distribution Date for the immediately preceding Collection Period, during the Revolving Period, in substantially the form of Exhibit D-1 and, during a Bank Series 1994-1 Early Amortization Period, in substantially the form of Exhibit D-2 or in such other forms as may be approved by the Agent and the Servicer.

     (bg) "Monthly Payment Rate" shall mean, for any Collection Period, the percentage derived from dividing the Collections of Principal Receivables for such Collection Period by the average daily Pool Balance for such Collection Period.

     (bh) "Monthly Principal" shall have the meaning specified in Section 5.3.

     (bi) "Monthly Servicing Fee" shall have the meaning specified in
Section 4.1.

     (bj) "1993 Termination Agreement" shall have the meaning specified in the Long-Term RPA.

     (bk) "Pre-Yield Period Deposit" shall have the meaning specified in
Section 3.2(b)(v).

     (bl) "Prime Rate" means on any day the greater of (i) the annual rate of interest announced from time to time by the Agent as its reference rate then in effect for determining interest rates on Canadian dollar denominated commercial loans in Canada and (ii) the annual rate of interest equal to the sum of (A) the CDOR Rate and (B) 1% per annum.

     (bm) "Principal Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Aggregate Bank Series 1994-1 Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of

            (i) the Pool Balance as of the last day of the immediately preceding Collection Period and

           (ii) the Bank Series 1994-1 Allocation Percentage with respect to the Collection Period in respect of which the Principal Allocation Percentage is being calculated;

provided, however, that with respect to that portion of any Collection Period that falls after the date on which a Bank Series 1994-1 Early Amortization Event occurs (other than (i) a Bank Series 1994-1 Early Amortization Event which has resulted in a Bank Series 1994-1 Early Amortization Period which has ended as described in clause (c) of the definition of Bank Series 1994-1 Early Amortization Period or (ii) a Bank Series 1994-1 Early Amortization Event which has resulted in a Bank Series 1994-1 Early Amortization Period which has ended and which has been followed by a recommenced Revolving Period pursuant to the last proviso in the definition of Revolving Period), the Principal Allocation Percentage shall be reset using the Pool Balance as of the close of business on the date on which such Bank Series 1994-1 Early Amortization Event shall have occurred and Collections of Principal Receivables shall be allocated for such portion of such Collection Period using such reset Principal Allocation Percentage.

     (bn) "Purchase Percentage" shall have the meaning specified in the Long-Term RPA.

     (bo) "Purchase Price" shall have the meaning specified in Section 3.2(a).

     (bp) "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Aggregate Bank Series 1994-1 Invested Amount on such Distribution Date,
(ii) accrued and unpaid Yield (calculated on the basis of the Aggregate Bank Series 1994-1 Invested Amount at the Bank Series 1994-1 Certificate Rate as in effect during the applicable Yield Periods) through the day preceding such Distribution Date, and (iii) the amount of Additional Yield, if any, for such Distribution Date and any Additional Yield previously due but not distributed to the Bank Series 1994-1 Certificateholders on a prior Distribution Date.

     (bq) "Required Participation Percentage" shall mean, with respect to the Bank Series 1994-1, 104%.

     (br) "Required Subordinated Amount" shall mean, as of any date of determination, the sum of

            (i)   the product of

                  (A) the Subordinated Percentage and

                  (B) the Aggregate Bank Series 1994-1 Invested Amount on
                      such date and

           (ii) the Incremental Subordinated Amount on the immediately preceding Determination Date.

     (bs) "Required Subordination Draw Amount" shall have the meaning specified in Section 5.5.

     (bt) "Reserve Fund" shall have the meaning specified in
Section 5.4(a).

     (bu) "Reserve Fund Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which

            (i)   the Reserve Fund Required Amount for such Distribution Date exceeds

           (ii) the amount of funds in the Reserve Fund after giving effect to any deposits thereto and withdrawals therefrom otherwise to be made on such Distribution Date.

     (bv) "Reserve Fund Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) 0.55% and (b) the Aggregate Bank Series 1994-1 Invested Amount on such Distribution Date (after giving effect to any deposits to and withdrawals from the Reserve Fund on such Distribution Date).

     (bw) "Revolving Period" shall mean the period beginning at the close of business on the Effective Date and ending on the earlier of

            (i) the last day of the Collection Period ending in April, 1998, and

           (ii) the close of business on the day a Bank Series 1994-1 Early Amortization Period commences;

provided, however, that, if a Bank Series 1994-1 Early Amortization Period ends as described in clause (c) of the definition of Bank Series 1994-1 Early Amortization Period, the Revolving Period will recommence as of the close of business on the day such Bank Series 1994-1 Early Amortization Period ends; provided, further that (i) if any Bank Series 1994-1 Early Amortization Period has resulted from the occurrence of a Bank Series 1994-1 Early Amortization Event described in Section 7.1(e) of this Bank Series 1994-1 Supplement, (ii) no other Bank Series 1994-1 Early Amortization
Event shall have occurred and the scheduled termination of the Revolving Period pursuant to clause (a) above shall not have occurred, (iii) the Aggregate Bank Series 1994-1 Invested Amount shall have been reduced to zero, and (iv) the Dealer Rate shall be greater than the Bank Series 1994-1 Certificate Rate, the Revolving Period shall recommence as of the close of business on the date the conditions set forth in clauses (i), (ii), (iii) and (iv) above shall have been satisfied.

     (bx) "Sellers" shall mean CCCL and any Designated Affiliate which may become an Additional Wholesale Seller (as defined in the Long-Term RPA) from time to time.

     (by) "Seller's Collections" shall mean, with respect to any Collection Period, the sum of

            (i) the Seller's Percentage of Allocable Non-Principal Collections for the related Collection Period, plus

           (ii) the Seller's Percentage of Allocable Principal Collections for the related Collection Period.

     (bz) "Seller's Percentage" shall mean 100% minus

            (i) the Floating Allocation Percentage, when used with respect to Non-Principal Receivables and Defaulted Receivables and, during the Revolving Period, Principal Receivables, and

           (ii) the Principal Allocation Percentage, when used with respect to Principal Receivables during any Bank Series 1994-1 Early Amortization Period.

     (ca) "Service Default" shall have the meaning ascribed to it in
Section 10.01 of the Agreement and shall include a failure on the part of the Servicer duly to observe or perform any of the covenants or agreements of the Servicer set forth herein which has a material adverse effect on the Bank Series 1994-1 Certificateholders and continues for a period of 30 days after the date on which written notice of such failure requiring the same to be remedied, shall have been given to the Servicer by the Agent.

     (cb) "Servicing Fee Rate" shall mean, with respect to the Bank Series 1994-1 and with respect to any Distribution Date in respect of which a Monthly Servicing Fee is payable, the rate determined pursuant to
Section 4.1 hereof, but not in excess of 1%.

     (cc) "Subordinated Percentage" shall mean 9.45%.

     (cd) "Termination Date" shall mean the date which is 24 months after the last day of the final Revolving Period.

     (ce) "Wholesale Bankers' Acceptance Rate" for any specified term shall mean the rate per annum equal to the sum of the products obtained by multiplying each Certificateholder's Bankers' Acceptance Rate for such term by such Certificateholder's Purchase Percentage.

     (cf) "Wholesale Prime Rate" shall mean with respect to each period from and including an Increase Date or a Distribution Date, as the case may be (in this definition, the "Prior Date"), to but not including the next succeeding Distribution Date (in this definition, the "Current Date") the rate per annum which is the sum of

            (i) the product obtained by multiplying the Prime Rate in effect on the last day of the calendar month next preceding the Prior Date by a fraction, the numerator of which is the number of days from and including the Prior Date to and including the last day of the calendar month next preceding the Current Date and the denominator of which is the number of days from and including the Prior Date to but not including the Current Date and

           (ii) the product obtained by multiplying the Prime Rate in effect on the last day of the calendar month next preceding the Current Date by a fraction, the numerator of which is the number of days from and including the first day of the calendar month in which the Current Date occurs to but not including the Current Date and the denominator of which is the number of days from and including the Prior Date to but not including the Current Date.

     (cg) "Yield" shall have the meaning specified in Section 5.2(a).

     (ch) "Yield Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the initial Distribution Date, the Effective Date) to but excluding such Distribution Date. Yield will be calculated on the basis of the actual number of days in each Yield Period divided by 365 (or 366, in leap years).

     (ci) "Yield Shortfall" shall have the meaning specified in
Section 5.2(b).

          SECTION 2.2.  Other Interpretive Provisions.

(a) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in Section 2.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Bank Series 1994-1 Supplement shall refer to this Bank Series 1994-1 Supplement as a whole and not to any particular provision of this Bank Series 1994-1 Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Bank Series 1994-1 Supplement unless otherwise specified; and the term "including" means "including without limitation".


                                  ARTICLE III

                      The Bank Series 1994-1 Certificates

          SECTION 3.1. Purchases of the Bank Series 1994-1 Certificates. Subject to the terms and conditions of this Bank Series 1994-1 Supplement and the Long-Term RPA, each Bank Series 1994-1 Certificateholder hereby severally agrees

            (i) to purchase from the Seller, through the Custodian as agent for and on behalf of each Bank Series 1994-1 Certificate-holder, on the Effective Date an undivided ownership interest in the Purchased Property to be evidenced by a Bank Series 1994-1 Certificate for an amount equal to its Purchase Percentage of the Initial Aggregate Bank Series 1994-1 Invested Amount;

           (ii) to purchase and maintain, in accordance with the provisions of this Bank Series 1994-1 Supplement, an undivided ownership interest in the Purchased Property, subject to increase or decrease during the Revolving Period, equal to its Purchase Percentage of the Aggregate Bank Series 1994-1 Invested Amount;

          (iii) to be bound by and have the benefit of the terms and conditions of the Agreement and its Bank Series 1994-1 Certificate;

           (iv) that the Custodian shall hold the said Purchased Property as agent for and on behalf of each Bank Series 1994-1 Certificateholder and all other Master Custodial Certificateholders as tenants in common and shall have the authority, subject always to compliance with the Agreement, to issue from time to time Master Custodial Certificates to CCCL and other Persons who agree to purchase undivided ownership interests as tenants in common in the Purchased Property evidenced by Master Custodial Certificates; and

            (v) that each Bank Series 1994-1 Certificateholder's rights as the holder of a Bank Series 1994-1 Certificate and the interest in the Purchased Property evidenced thereby are governed by and may only be exercised in accordance with the Agreement, this Bank Series 1994-1 Supplement and the Long-Term RPA.

          SECTION 3.2.  Procedure for Increasing the Invested Amount.

          (a) Subject to subsection 2.4 of the Long-Term RPA and subsections 3.2(b) and 3.2(c), on any Business Day during the Revolving Period, the Aggregate Bank Series 1994-1 Invested Amount may upon the request of the Seller be increased (an "Increase") by requiring each Bank Series 1994-1 Certificateholder to purchase an increase in its undivided ownership interest in the Purchased Property and the Bank Invested Amount of each Bank Series 1994-1 Certificateholder shall be increased correspondingly by an amount equal to its Purchase Percentage of the Increase upon payment to the Custodian of a purchase price (the "Purchase Price") equal to such amount (each date on which an increase in the Aggregate Bank Series 1994-1 Invested Amount occurs hereunder being herein referred to as the "Increase Date" applicable to such Increase); provided that CCCL shall have given the Agent irrevocable written notice (effective upon receipt) of such request pursuant to subsection 2.4 of the Long-Term RPA, and provided, further, that no more than one Increase shall be made during any calendar month and that each Increase shall be in an amount of at least $10,000,000.

          (b) The obligation of the Bank Series 1994-1 Certificateholders to make any Increase requested to be made on any Increase Date is subject to satisfaction of the following conditions precedent on or before the Increase Date:

            (i) the Available Subordinated Amount shall be an amount greater than or equal to the Required Subordinated Amount (after giving effect to such Increase as though the Aggregate Bank Series 1994-1 Invested Amount had been increased on the preceding Determination Date);

           (ii) no Bank Series 1994-1 Early Amortization Event and no event which, with the lapse of time, the giving of notice, or both, or the satisfaction of any other condition would be a Bank Series 1994-1 Early Amortization Event, shall have occurred and be continuing;

          (iii) after giving effect to the Increase, the Pool Balance shall be greater than or equal to the Required Participation Amount as of the last day of the immediately preceding Collection Period;

           (iv) the conditions precedent set forth in Section 4.4 of the Long-Term RPA shall have been satisfied;

            (v) if such Increase takes place on or after the first day of any calendar month and prior to the Distribution Date occurring in such calendar month the Seller shall have deposited in the Reserve Fund an amount (a "Pre-Yield Period Deposit") equal to the Daily Wholesale Prime Rate Yield Amount which would accrue with respect to such Increase for the period from and including the date of such Increase to but excluding such Distribution Date;

           (vi) the amount on deposit in the Reserve Fund shall be greater than or equal to the Reserve Fund Required Amount after giving effect to such Increase;

          (vii) after giving effect to the Increase, the Long-Term Aggregate Invested Amount (as defined in the Long-Term RPA) shall not exceed the Long-Term Aggregate Commitment Amount (as defined in the Long-Term RPA);

         (viii) the Custodian and the Agent shall have received a Certificate of a Responsible Officer of the Seller stating that the conditions set forth in this subsection 3.2(b) have been satisfied;

           (ix) the Agent shall have received the favourable written opinion of counsel for the Seller, dated the relevant Increase Date, substantially in the form of Exhibit E and covering such other legal matters as the Agent or its counsel may reasonably request;

            (x) a certificate of a Responsible Officer of the Seller that the Account Assets are free and clear of any Liens; and

           (xi) a certificate executed by a Responsible Officer of the Seller, dated the relevant Increase Date, to the effect that all instruments required by applicable legislation to be registered or filed in order to protect, perfect and preserve the rights of the Bank Series 1994-1 Certificate-holders in all the Purchased Property have been or will be, within the time prescribed by the applicable legislation, duly executed by the required parties thereto and registered and filed in each appropriate office in each applicable jurisdiction (which certificate shall also have annexed thereto a schedule setting forth each such instrument and each such office in which such registrations or filings have been or will be made and such certificate shall also state that such instruments are the only instrument required and such offices are the only offices in which registration or filing is required by applicable legislation in order to protect, perfect and preserve the interest of the Bank Series 1994-1 Certificateholders in such Purchased Property against all creditors of and purchasers from the Seller).

          (c) In the case of the first Increase requested to be made after the Effective Date, the obligation of the Bank Series 1994-1 Certificate-holders to make such Increase is subject to satisfaction of the conditions precedent set forth in subsection 3.2(b) and subject to satisfaction of the further following conditions precedent on or before such Increase Date:

            (i) a certificate of a Responsible Officer of the Seller that the Account Assets are free and clear of any Liens, which certificate shall have attached thereto the results of recent searches with respect to the Seller in each of the Relevant Provinces; and

           (ii) if the Seller has agreed to Transfer or has Transferred any of its wholesale receivables (other than the Receivables) to any Persons otherwise than pursuant to the Agreement and a Supplement, the Custodian on behalf of the Bank Series 1994-1 Certificateholders shall have entered into such agreements with such Persons as are required by and in accordance with
                  Section 11.01(h) of the Agreement; provided that in such Section the term "co-ownership agreement" and "inter-creditor agreement" shall be deemed to include inter-purchaser and inter-transferee agreements.

          (d) Payment by the Bank Series 1994-1 Certificateholders in respect of any Increase shall be made by the Agent to the Custodian and the Custodian hereby directs that such payment be made to the Seller.

          SECTION 3.3. Procedure for Decreasing the Aggregate Bank Series 1994-1 Invested Amount. On any Distribution Date during the Revolving Period, the Aggregate Bank Series 1994-1 Invested Amount may be reduced (a "Decrease") upon request of the Seller by the distribution to the Agent on behalf of the Bank Series 1994-1 Certificateholders of some or all of Available Bank Principal Collections on such Distribution Date; provided that the Seller shall have given the Agent irrevocable written notice (effective upon receipt) prior to 12:00 Noon (Toronto Time) two Business Days prior to the date of such Decrease stating the amount of such Decrease and provided, further, that such Decrease shall be in an amount equal to or greater than $1,000,000. The Available Subordinated Amount shall simultaneously be reduced to an amount equal to the Required Subordinated Amount after giving effect to such Decrease.

          SECTION 3.4. Yield. Yield calculated at the rates and in the manner provided for in Section 5.2 shall be payable on the Bank Series 1994-1 Certificates on each Distribution Date pursuant to Section 5.6. Calculations of per annum rates and fees under this Bank Series 1994-1 Supplement shall be made on the basis of a 365 or 366 day year (as applicable) for actual days elapsed. Any change in Yield payable hereunder resulting from a change in the Wholesale Prime Rate shall become effective as of the opening of business on the day on which such change is announced. Whenever in respect of any Bank Series 1994-1 Certificate, the yield is calculated on the basis of a 365 day year, the annual equivalent of such rate is equal to the Bank Series 1994-1 Certificate Rate multiplied by 365 (or 366, in leap years) and divided by the actual number of days in the calendar year.

          SECTION 3.5. Changes in Available Subordinated Amount. The Available Subordinated Amount may be increased on each Increase Date by the Seller to the Required Subordinated Amount by notice to the Custodian and the Agent on or before such Increase Date.


                                   ARTICLE IV

                                 Servicing Fee

          SECTION 4.1. Servicing Compensation. A monthly servicing fee, inclusive of applicable taxes, including goods and services tax, if any (the "Monthly Servicing Fee"), shall be payable by the Bank Series 1994-1 Certificateholders and the Seller to any Successor Servicer, other than a Successor Servicer which is an Affiliate of CCCL, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the Termination Date in an amount to be agreed upon by the Successor Servicer and by the Custodian, as agent for and on behalf of the Master Custodial Certificateholders; provided, however, that the Monthly Servicing Fee shall not exceed an amount equal to one-twelfth of the product of

     (a)  1%,

     (b) the Pool Balance as of the last day of the Collection Period second preceding such Distribution Date and

     (c) the Bank Series 1994-1 Allocation Percentage with respect to the immediately preceding Collection Period.

No Monthly Servicing Fee shall be payable while CCCL or any Affiliate of CCCL is the Servicer. The share of the Monthly Servicing Fee allocable to the Bank Series 1994-1 Certificateholders with respect to any Distribution Date (the "Bank Series 1994-1 Monthly Servicing Fee") shall be equal to one-twelfth of the product of

     (a)  the Servicing Fee Rate and

     (b) the Aggregate Bank Series 1994-1 Invested Amount as of the last day of the Collection Period second preceding such Distribution Date.

The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Custodian or the Bank Series 1994-1 Certificate-holders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Master Custodial Certificateholders of other Series and the Bank Series 1994-1 Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Master Custodial Certificateholders of other Series. The Bank Series 1994-1 Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Bank Series 1994-1 Supplement.

          Any Successor Servicer will be permitted, in its sole discretion, to waive the Monthly Servicing Fee, if any, for any Distribution Date by notice to the Custodian on or before the related Determination Date; provided that the Successor Servicer believes that sufficient Collections of Non-Principal Receivables will be available on any future Distribution Date to pay the Bank Series 1994-1 Monthly Servicing Fee relating to the waived Monthly Servicing Fee. If the Successor Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Bank Series 1994-1 Monthly Servicing Fee for such Distribution Date shall be deemed to be zero for all purposes of this Bank Series 1994-1 Supplement and the Agreement; provided, however, that such Bank Series 1994-1 Monthly Servicing Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to
Section 5.10(b); provided further that, to the extent any such waived Bank Series 1994-1 Monthly Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Successor Servicer.


                                   ARTICLE V

      Rights of Bank Series 1994-1 Certificateholders and Allocation and
                          Application of Collections

          SECTION 5.1. Allocations; Payments to Seller; Excess Principal Collections and Unallocated Principal Collections.

          (a) Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts and unpaid Adjustment Payments allocated to the Bank Series 1994-1 pursuant to Article IV of the Agreement shall be allocated and distributed as set forth in this Article.

          (b) The Servicer shall instruct the Custodian to withdraw from the Collection Account and pay to the Seller on the dates set forth below the following amounts:

            (i)   on each Deposit Date:

                  (A) an amount equal to the Excess Seller's Percentage for
                      the related Collection Period of Allocable Non-Principal Collections deposited in the Collection Account on such Deposit Date; and

                  (B) an amount equal to the Excess Seller's Percentage for
                      the related Collection Period of Allocable Principal Collections deposited in the Collection Account on such Deposit Date, if the Seller's Invested Amount (determined after giving effect to the transfer of any Principal Receivables to the Custodian on such Deposit
                      Date) exceeds the Custodial Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date and to any Increase made thereafter that is not reflected in the Custodial Available Subordinated Amount); and

           (ii) on each Deposit Date with respect to the Revolving Period, an amount equal to the Available Seller's Principal Collections for such Deposit Date, if the Seller's Invested Amount (determined after giving effect to any Principal Receivables transferred to the Custodian on such Deposit
                  Date) exceeds the Custodial Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date and to any Increase made thereafter that is not reflected in the Custodial Available Subordinated Amount); provided, however, that Available Seller's Principal Collections shall be paid to the Seller with respect to any Collection Period only after an amount equal to the sum of

                  (A) the Deficiency Amount, if any, relating to the
                      immediately preceding Collection Period and

                  (B) the excess, if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on such Distribution Date), has been deposited in the Collection Account for the account of Bank Series 1994-1 Certificateholders from such Available Seller's Principal Collections.

          The withdrawals to be made from the Collection Account pursuant to this Section 5.1(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payments of the purchase price for the Master Custodial Certificateholders' Interest pursuant to Section 2.03 of the Agreement, payments of the purchase price for the Bank Series 1994-1 Certificateholders' Interest pursuant to Section 9.1 of this Bank Series 1994-1 Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to
Section 12.02 of the Agreement.

          (c) The Servicer shall instruct the Custodian to withdraw from the Collection Account and deposit into the Reserve Fund on each Deposit Date during the Revolving Period Available Seller's Principal Collections for such Deposit Date, up to the amount of the excess, if any, determined pursuant to Section 5.1(b)(ii)(B).

          SECTION 5.2.  Yield and Yield Options.

     (a) (i) The amount of yield ("Yield") with respect to the Bank Series 1994-1 Certificates payable on any Distribution Date shall be an amount equal to the sum of (x) the product of
               (A) the Bank Series 1994-1 Certificate Rate for such Yield Period, (B) the Aggregate Bank Series 1994-1 Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal made to Bank Series 1994-1 Certificateholders on such preceding Distribution Date, if any) and (C) a fraction, the numerator of which is the actual number of days elapsed in such Yield Period and the denominator of which is 365 (or 366, in leap years) and (y) the product of (A) the Bank Series 1994-1 Certificate Rate for such Yield Period, (B) the amount of any Increase made after such preceding Distribution Date and prior to the first day of the calendar month following such preceding Distribution Date, and (C) a fraction, the numerator of which is the actual number of days elapsed from and including the Increase Date related to such Increase to but excluding the next succeeding Distribution Date and the denominator of which is 365 (or 366, in leap years) and (z) the amount equal to any Pre-Yield Period Deposit made during the Yield Period preceding such Yield Period.

         (ii) In the event the Wholesale Prime Rate changes during the period between any Determination Date and the following Distribution Date and a portion of the Aggregate Bank Series 1994-1 Invested Amount has not been allocated to the BA Tranche, the Servicer and the Agent shall cooperate on the date of such change in modifying the Distribution Date Statement to reflect the adjustment in the Yield for the then current Yield Period caused by such change and any consequent adjustments, including adjustment to the Deficiency Amount, if any. Any such modification, including any adjustment to the Deficiency Amount shall be completed by 10:00 a.m. on such Distribution Date.

     (b) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Yield Shortfall"), of
(x) the aggregate Yield for the Yield Period applicable to such Distribution Date over (y) the amount which will be available to be distributed to Bank Series 1994-1 Certificateholders on such Distribution Date in respect thereof pursuant to this Bank Series 1994-1 Supplement. If the Yield Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Yield") equal to the product of
(i) the Bank Series 1994-1 Certificate Rate for the Yield Period commencing on the related Distribution Date (or, for subsequent Yield Periods, the Bank Series 1994-1 Certificate Rate for such subsequent Yield Periods),
(ii) such Yield Shortfall (or the portion thereof which has not been paid) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Yield Period (or in a subsequent Yield Period) and the denominator of which is 365 (or 366, in leap years) shall be payable as provided herein with respect to the Bank Series 1994-1 Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Yield Shortfall is paid. Notwithstanding anything to the contrary herein, Additional Yield shall be payable or distributed to Bank Series 1994-1 Certificateholders only to the extent permitted by applicable law.

     (c)    (i)   At least three Business Days prior to each Distribution
                  Date, the Seller may elect to have the yield due to the Bank
                  Series 1994-1 Certificateholders hereunder on all or any portion of the Aggregate Bank Series 1994-1 Invested Amount
                  (determined in each case on such Distribution Date and after giving effect to any distributions and Increases proposed on such Date) based on the Wholesale Prime Rate or on one or more Wholesale Bankers' Acceptance Rates for Canadian dollar discount bankers' acceptances issued on the Distribution
                  Date maturing in a minimum of 28 days and a maximum of 180 days on a Distribution Date. The rate selection shall apply for the period from and including the Distribution Date in respect of which the election is being made to but not including the immediately following Distribution Date;
                  provided, however, that if the Seller selects a Wholesale
                  Bankers' Acceptance Rate for discount bankers' acceptances maturing after such immediately following Distribution Date, then the Seller shall be deemed to have selected such rate in respect of the applicable portion or portions of the Aggregate Bank Series 1994-1 Invested Amount for the period to the maturity date for such discount bankers' acceptances.

           (ii) The Seller shall give written or telephonic notice (promptly confirmed in writing) to the Agent of such election and shall specify in such notice the portion or portions of the Aggregate Bank Series 1994-1 Invested Amount to which each such rate shall apply. If the Seller fails to give notice of its yield option election in a timely manner as required, the yield on the Aggregate Bank Series 1994-1 Invested Amount (other than the portion or portions for which the Seller shall have been deemed to have selected a rate as aforesaid) shall be based on the Wholesale Prime Rate.

          (iii) Promptly after receiving the Seller's yield option election as aforesaid, the Agent shall notify each Bank Series 1994-1 Certificateholder thereof.

           (iv) On each Distribution Date on which a Wholesale Bankers' Acceptance Rate is to be calculated, each Bank Series 1994-1 Certificateholder will notify the Agent and the Seller of its applicable Certificateholder's Bankers' Acceptance Rate.

            (v) Notwithstanding anything to the contrary in this subsection 5.2(c),

                  (A) the portion of the Aggregate Bank Series 1994-1
                      Invested Amount to which a particular Wholesale Bankers' Acceptance Rate shall apply shall be a minimum of $10,000,000 or an integral multiple of $1,000,000 in excess thereof, and

                  (B) in the event that the Agent shall have determined
                      (which determination shall be conclusive and binding upon the Seller) that (I) quotation of annual rates for the relevant discount bankers' acceptances referred to above are not being provided in the relevant amount or for the relevant maturities for the purposes of determining the yield when based on the Wholesale Bankers' Acceptance Rate, or (II) the Wholesale Bankers' Acceptance Rate does not accurately reflect the cost to the Bank Series 1994-1 Certificateholders of adding to or maintaining their respective investments in their respective portions of the Aggregate Bank Series 1994-1 Invested Amount, the Agent shall forthwith give written notice of such determination to the Seller at least one day prior to the Distribution Date on which such rate is to be applied hereunder and if such notice is given then, until such notice has been withdrawn by the Agent, the Seller shall not have the option to elect the calculation of the annual rate of return based upon the Wholesale Bankers' Acceptance Rate.

     (d) Anything contained in this Section 5.2 to the contrary notwithstanding, after the occurrence and during the continuance of any Bank Series 1994-1 Early Amortization Event, the Seller may not elect to allocate all or any part of the Aggregate Bank Series 1994-1 Invested Amount to the BA Tranche.

          SECTION 5.3. Determination of Monthly Principal. The amount of monthly principal ("Monthly Principal") distributable with respect to the Bank Series 1994-1 Certificates on each Distribution Date with respect to any Bank Series 1994-1 Early Amortization Period shall be equal to the Available Bank Principal Collections with respect to such Distribution Date; provided, however, that Monthly Principal shall not exceed the Aggregate Bank Series 1994-1 Invested Amount.

          SECTION 5.4.  Establishment of Reserve Fund.

     (a)    (i)   The Custodian, as agent for and on behalf of the Bank Series
                  1994-1 Certificateholders, shall cause to be established and maintained at the Custodian an Eligible Deposit Account (the
                  "Reserve Fund") which shall be identified as the "Reserve
                  Fund for the Master Custodial and Servicing Agreement, Bank
                  Series 1994-1" and shall bear a designation clearly indicating that the funds deposited therein belong to the Bank Series 1994-1 Certificateholders and to the Seller as their interests appear herein.

           (ii) At the direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Custodian in Eligible Investments selected by the Servicer that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date. All Eligible Investments shall be held by the Custodian as agent for and on behalf of the Bank Series 1994-1 Certificateholders and the Seller as their interests appear herein. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in Section 5.6(a) of this Bank Series 1994-1 Supplement. Funds deposited in the Reserve Fund on a Business Day (which immediately precedes a Distribution
                  Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

     (b)    (i)   The Bank Series 1994-1 Certificateholders shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Reserve Fund and in all proceeds thereof, except to the extent of the interest of the Seller therein to the extent expressly set forth in this Bank Series 1994-1
                  Supplement. The Bank Series 1994-1 Certificateholders agree, by acceptance of their Bank Series 1994-1
                  Certificates and without further action, that all such funds and Eligible Investments shall be maintained, invested and disbursed in accordance with this Bank Series 1994-1
                  Supplement and the Bank Series 1994-1 Certificateholders hereby authorize and empower the Custodian and the Servicer to maintain, invest and disburse such funds and Eligible
                  Investments in accordance with this Bank Series 1994-1
                  Supplement. If, at any time, the Reserve Fund ceases to be an Eligible Deposit Account, the Custodian (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Agent may consent) establish a new Reserve Fund meeting the conditions specified in paragraph 5.4(a)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Reserve
                  Fund. None of the Seller, the Servicer, the Custodian nor any person or entity claiming by, through or under the Seller, the Servicer, the Custodian or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, the Reserve Fund, except as expressly provided herein. Schedule 1, which is hereby incorporated into and made part of this Bank Series 1994-1
                  Supplement, identifies the Reserve Fund by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Reserve Fund is established pursuant to this Section, the Servicer, prior to making any deposits therein, shall provide to the Custodian an amended Schedule 1, setting forth the relevant information for such substitute Reserve Fund.

           (ii)   Pursuant to the authority granted to the Servicer in
                  Section 4.01(a) of the Agreement, the Servicer shall have the power, revocable by the Custodian, to make withdrawals and payments or to instruct the Custodian to make withdrawals and payments from the Reserve Fund for the purposes of carrying out the Servicer's or Custodian's duties hereunder.

          (iii) Unless otherwise agreed to by the Agent, at no time may Eligible Investments in a principal amount equal to more than 10% of the Aggregate Bank Series 1994-1 Invested Amount be invested in Eligible Investments (other than obligations of the Government of Canada) of any single entity or its Affiliates.

          SECTION 5.5.  Deficiency Amount.  With respect to each
Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which

     (a)  the sum of

            (i)   Yield for such Distribution Date,

           (ii) any Yield previously due but not distributed to the Bank Series 1994-1 Certificateholders on a prior Distribution Date,

          (iii) Additional Yield, if any, for such Distribution Date and any Additional Yield previously due but not distributed to the Bank Series 1994-1 Certificateholders on a prior Distribution Date,

           (iv) the Bank Series 1994-1 Monthly Servicing Fee, if any, for such Distribution Date, and

            (v)   the Bank Defaulted Amount, if any, for such Distribution
                  Date, and

           (vi) the Bank Series 1994-1 Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.09(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date, exceeds

     (b)  the sum of

            (i) Bank Non-Principal Collections for such Distribution Date, Available Seller's Non-Principal Collections for such Distribution Date, any Investment Proceeds with respect to such Distribution Date, and

           (ii) the amount of funds in the Reserve Fund which are available pursuant to Section 5.8(a) to cover any portion of the Deficiency Amount.

The lesser of the Deficiency Amount and the Available Subordinated Amount shall be the "Required Subordination Draw Amount".

          SECTION 5.6. Application of Bank Non-Principal Collections, Available Seller's Non-Principal Collections, Investment Proceeds and Available Bank Principal Collections. The Servicer shall cause the Custodian to apply, on each Distribution Date, Bank Non-Principal Collections, Available Seller's Non-Principal Collections, Investment Proceeds and Available Bank Principal Collections to make the following distributions:

     (a) On each Distribution Date, an amount equal to the sum of Bank Non-Principal Collections, Available Seller's Non-Principal Collections and any Investment Proceeds with respect to the preceding Collection Period will be distributed in the following priority:

            (i) first, an amount equal to Yield for such Distribution Date, plus the amount of any Yield previously due but not distributed to the Bank Series 1994-1 Certificateholders on a prior Distribution Date, plus the amount of any Additional Yield for such Distribution Date and any Additional Yield previously due but not distributed to the Bank Series 1994-1 Certificateholders on a prior Distribution Date, shall be distributed to the Bank Series 1994-1 Certificateholders;

           (ii) second, an amount equal to the Bank Series 1994-1 Monthly Servicing Fee, if any, for such Distribution Date shall be distributed to the Successor Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

          (iii) third, an amount equal to the Bank Defaulted Amount for such Distribution Date shall be distributed and treated as a portion of Bank Principal Collections for such Distribution Date;

           (iv) fourth, an amount equal to the Reserve Fund Deposit Amount, if any, for such Distribution Date shall be deposited in the Reserve Fund; and

            (v) fifth, the balance, if any, shall constitute Excess Income and shall be allocated and distributed as set forth in
                  Section 5.10.

     (b)    (i)   On each Distribution Date with respect to the Revolving
                  Period with respect to which the Seller has notified the Agent a Decrease will occur, an amount of Available Bank
                  Principal Collections deposited in the Collection Account for the related Collection Period equal to such Decrease will be distributed to the Bank Series 1994-1 Certificate-holders. The Aggregate Bank Series 1994-1 Invested Amount shall be reduced by the amount of Available Bank Principal
                  Collections so distributed.  Any such remaining Available
                  Bank Principal Collections shall be treated as Excess
                  Principal Collections and applied in accordance with Section
                  4.04 of the Agreement.

           (ii) On each Distribution Date with respect to the Revolving Period with respect to which the Seller has not notified the Agent it will be making a Decrease, an amount equal to Available Bank Principal Collections deposited in the Collection Account for the related Collection Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

     (c) On each Distribution Date with respect to a Bank Series 1994-1 Early Amortization Period, an amount equal to Available Bank Principal Collections will be distributed in the following priority:

            (i) first, an amount equal to Monthly Principal for such Distribution Date shall be paid to the Bank Series 1994-1 Certificateholders; and

           (ii) second, after giving effect to the payment referred to in clause (i) above, an amount equal to the balance, if any, of such Available Bank Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement and Section 5.11 hereof.

          SECTION 5.7.  Distributions to Bank Series 1994-1 Certificate-
holders.   Notwithstanding anything to the contrary in this Bank Series
1994-1 Supplement or the Agreement, to the extent there are any amounts owing to the Bank Series 1994-1 Certificateholders hereunder on the Termination Date, such amounts shall be distributed to the Bank Series 1994-1 Certificateholders from Available Seller's Collections on such Termination Date.

          SECTION 5.8.  Application of Reserve Fund and Available
Subordinated Amount.

     (a) If the portion of Bank Non-Principal Collections, Available Seller's Non-Principal Collections and Investment Proceeds allocated to Bank Series 1994-1 Certificateholders on any Distribution Date pursuant to
Section 5.6(a) is not sufficient to make the entire distributions required on such Distribution Date by Sections 5.6(a)(i), 5.6(a)(ii) and 5.6(a)(iii), the Servicer shall cause the Custodian to withdraw funds from the Reserve Fund, to the extent available therein, and apply such funds to complete the distributions pursuant to Sections 5.6(a)(i), 5.6(a)(ii) and 5.6(a)(iii).

     (b) If there is a Required Subordination Draw Amount for such Distribution Date, the Servicer shall apply or cause the Custodian to apply the Available Seller's Principal Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by Sections 5.6(a)(i), 5.6(a)(ii) and 5.6(a)(iii) that have not been made through the application of funds from the Reserve Fund in accordance with the preceding paragraph. Any such Available Seller's Principal Collections remaining after the application thereof pursuant to the preceding sentence and any Available Seller's Non-Principal Collections remaining after the application thereof pursuant to Section 5.6(a) shall be treated as a portion of Bank Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to the Bank Series 1994-1 as described in Section 5.5(a)(vi). The amount of the Available Seller's Principal Collections applied in accordance with the two preceding sentences shall reduce the Available Subordinated Amount as described in clause (c) of the definition thereof. If the Required Subordination Draw Amount exceeds Available Seller's Collections for such Distribution Date, the Available Subordinated Amount shall be further reduced by the amount of such excess, but not by more than the sum of (x) the Bank Defaulted Amount and (y) an amount of unpaid Adjustment Payments allocated to the Bank Series 1994-1 as described in Section 5.5(a)(vi).

     (c) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 5.1(c), 5.4, 5.6(a) and 5.8(a), the amount in the Reserve Fund is greater than the Reserve Fund Required Amount for such Distribution Date, the Servicer shall cause the Custodian to distribute such excess amount to the Seller, provided that the Custodial Available Subordinated Amount for the immediately preceding Determination Date exceeds the Seller's Invested Amount on such date (determined after giving effect to any Principal Receivables Transferred to the Custodian on such Distribution Date). On the Termination Date, any funds in the Reserve Fund will be treated as Available Bank Principal Collections. Upon the earlier of the Termination Date and the payment in full of the Aggregate Bank Series 1994-1 Invested Amount any funds remaining on deposit in the Reserve Fund shall be paid to the Seller.

     (d) If, for any Distribution Date with respect to a Bank Series 1994-1 Early Amortization Event, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 5.1(c), 5.4, 5.6(a) and 5.8, the amount in the Reserve Fund is less than the Reserve Fund Required Amount for such Distribution Date, the Custodian shall deposit any remaining Available Seller's Principal Collections on deposit in the Collection Account for such Distribution Date into the Reserve Fund until the amount in the Reserve Fund is equal to such Reserve Fund Required Amount.

     (e) The balance of Available Seller's Principal Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to Section 5.6 and this Section 5.8(b) and 5.8(d) shall be distributed to the Seller on such Distribution Date, provided that, the Custodial Available Subordinated Amount for the immediately preceding Determination Date exceeds the Seller's Invested Amount on such date (determined after giving effect to any Principal Receivables Transferred to the Custodian on such Distribution Date).

          SECTION 5.9. Bank Charge-Offs. If, on any Distribution Date on which the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Aggregate Bank Series 1994-1 Invested Amount shall be reduced by the amount (a "Bank Charge-Off") of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Bank Defaulted Amount. The Bank Series 1994-1 Certificateholders shall thereafter be reimbursed in respect of the Bank Charge-Offs and the Aggregate Bank Series 1994-1 Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Bank Charge-Offs on any Distribution Date) by the sum of

     (a) Allocable Miscellaneous Payments with respect to such Distribution Date and

     (b) the amount of Excess Income allocated and available for that purpose pursuant to Section 5.10(a).

          SECTION 5.10. Excess Income. The Servicer shall cause the Custodian to apply, on each Distribution Date, Excess Income with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

     (a) an amount equal to the aggregate amount of Bank Charge-Offs in respect of which the Bank Series 1994-1 Certificateholders have not been previously reimbursed as provided in Section 5.9 (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 5.9) shall be treated as a portion of Bank Principal Collections with respect to such Distribution Date;

     (b) an amount equal to the aggregate outstanding amounts of the Bank Series 1994-1 Monthly Servicing Fee, if any, which have been previously waived pursuant to Section 4.1 shall be distributed to the Servicer; and

     (c)  the balance, if any, shall be distributed to the Seller.

          SECTION 5.11.  Excess Principal Collections.

     (a) On each Distribution Date, the Servicer shall allocate a portion of Excess Principal Collections to the Bank Series 1994-1 as set forth in this Bank Series 1994-1 Supplement. That portion of Excess Principal Collections for any Distribution Date allocated to the Bank Series 1994-1 for any Distribution Date (the "Bank Series 1994-1 Excess Principal Collections") shall be the amount specified under Section 5.11(b) and shall be distributed as set forth in this Bank Series 1994-1 Supplement.

     (b) Bank Series 1994-1 Excess Principal Collections, with respect to any Distribution Date, shall be an amount equal to the Bank Series 1994-1 Principal Shortfall for such Distribution Date; provided, however, that, if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Bank Series 1994-1 Excess Principal Collections for such Distribution Date shall be an amount equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Bank Series 1994-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The "Bank Series 1994-1 Principal Shortfall", with respect to any Distribution Date, means an amount equal to the excess, if any, of (i) (x) for any Distribution Date with respect to the Revolving Period, the amount of the Decrease, if any, with respect to such Distribution Date or (y) for any Distribution Date with respect to a Bank Series 1994-1 Early Amortization Period, the Aggregate Bank Series 1994-1 Invested Amount, over (ii) Available Bank Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

          SECTION 5.12. Allocations and Applications of Collections and Other Funds. For purposes of Section 4.03(e)(i) of the Agreement as it relates to the Bank Series 1994-1 and the definition of Series Adjusted Invested Amount as it relates to the Bank Series 1994-1, each Increase pursuant to Section 3.2 of this Bank Series 1994-1 Supplement and each Decrease pursuant to Section 3.3 of this Bank Series 1994-1 Supplement (and any related increase or decrease in the Available Subordinated Amount) shall be deemed to have occurred as of the last day of the Collection Period immediately preceding the Collection Period in which such Increase or Decrease occurs.


                                   ARTICLE VI

                           Distributions and Reports
                    to Bank Series 1994-1 Certificateholders

          SECTION 6.1.  Distributions.

     (a) On each Distribution Date with respect to a Collection Period during which the Aggregate Bank Series 1994-1 Invested Amount was greater than zero at any time, the Servicer shall cause the Custodian to distribute to the Agent on behalf of each Bank Series 1994-1 Certificateholder of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) all amounts required to be distributed to the Bank Series 1994-1 Certificateholders in
Article V and promptly thereafter the Agent shall make available to each Bank Series 1994-1 Certificateholder pursuant to subsection 2.8(c) of the Long-Term RPA an amount equal to the product of (i) the amounts to be distributed to the Bank Series 1994-1 Certificateholders pursuant to
Article V and (ii) such Bank Series 1994-1 Certificateholder's Purchase Percentage. Each Bank Series 1994-1 Certificateholder's Purchase Percentage of Yield or Additional Yield will be calculated by the Agent as if references to "Wholesale Bankers' Acceptance Rate" in the definition of "Blended Wholesale Rate" were references to the applicable "Certificate-holder's Bankers' Acceptance Rate".

     (b) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Bank Series 1994-1 Certificate-holders hereunder shall be made by wire transfer to the Agent on behalf of each Bank Series 1994-1 Certificateholder without presentation or surrender of any Bank Series 1994-1 Certificate or the making of any notation thereon; provided, however, that, subject to the receipt of the Distribution Date Statement pursuant to Section 6.3(a) hereof, the Custodian shall give wire transfer instructions with respect to such distributions by 10:00 a.m., Toronto time, for wire transfer of such distributions to the Agent to the account specified by the Agent at the Royal Bank of Canada, Main Branch, Royal Bank Plaza, Toronto, Ontario, or such other account in Canada as the Agent shall specify to the Servicer and Custodian in writing from time to time in immediately available funds.

     (c) All allocations and distributions hereunder shall be in accordance with the Distribution Date Statement delivered by the Servicer to the Custodian pursuant to subsection 6.3(a) and shall be made in lawful currency of Canada and in immediately available funds.

          SECTION 6.2. Daily Reports. On each Business Day when the Aggregate Bank Series 1994-1 Invested Amount is greater than zero, the Servicer shall provide the Agent and the Custodian with a Daily Report and the Agent shall at the reasonable request of the Bank Series 1994-1 Certificateholders make copies of the Daily Reports available at its Main Branch, Toronto.

          SECTION 6.3.  Periodic Reports.

     (a) Distribution Date Statements. On each Determination Date with respect to a Collection Period during which the Aggregate Bank Series 1994-1 Invested Amount was greater than zero at any time, the Servicer shall deliver to the Custodian and the Agent a Distribution Date Statement and the Agent shall forward a copy of each such Distribution Date Statement to each Bank Series 1994-1 Certificateholder. The Custodian shall be entitled to rely on each Distribution Date Statement to determine the Aggregate Bank Series 1994-1 Invested Amount.

     (b) Monthly Certificateholders' Statement. On each Distribution Date with respect to a Collection Period during which the Aggregate Bank Series 1994-1 Invested Amount was greater than zero at any time, the Servicer shall deliver to the Custodian and the Agent a Monthly Certificateholders' Statement and the Agent shall forward a copy of each such statement to each Bank Series 1994-1 Certificateholder.

     (c)  Bank Series 1994-1 Early Amortization Period Notices.    Upon the
occurrence of a Bank Series 1994-1 Early Amortization Event or any event which, with the giving of notice, the lapse of time or both, or the satisfaction of any other condition, would be a Bank Series 1994-1 Early Amortization Event, the Seller or the Servicer, as the case may be, shall give prompt written notice thereof to the Custodian and the Agent. In addition, the Seller shall give the Agent written notice of the occurrence and nature of an Early Amortization Event with respect to any other Series which is not a Bank Series 1994-1 Early Amortization Event or any event which, with the giving of notice, the lapse of time or both, or the satisfaction of any other condition would be an Early Amortization Event for such other Series.

     (d) Annual Tax Statement. As soon as practicable after the end of each calendar year during which the Aggregate Bank Series 1994-1 Invested Amount was greater than zero at any time, beginning with calendar year 1994, the Custodian shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Bank Series 1994-1 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the Distribution Date Statement aggregated for such preceding calendar year or the applicable portion thereof during which such Person was a Bank Series 1994-1 Certificateholder, together with other information as is necessary to enable the Bank Series 1994-1 Certificateholders to prepare their Canadian federal and provincial income, large corporations and capital tax returns.

     (e) Tax Information. Each of the Custodian, the Servicer and the Seller shall, upon reasonable notice and during normal business hours, in connection with any assessment, reassessment or audit of any Bank Series 1994-1 Certificateholder under or pursuant to any relevant Canadian federal or provincial taxing legislation, or any objection to or appeal from such assessment, reassessment or audit, make available to the affected Bank Series 1994-1 Certificateholder, its advisors and relevant taxing authorities, all information, records, and documents in its possession pertaining to the Purchased Assets or the Bank Series 1994-1 Certificate-holder's ownership interest therein which is relevant to such assessment, reassessment or audit. The obligations of the Custodian, Seller and Servicer under this clause shall survive and continue notwithstanding any termination of or final distribution with respect to this Bank Series 1994-1 Supplement or any termination of custodial arrangements created under the Agreement.


                                  ARTICLE VII

                              Amortization Events

          SECTION 7.1. Additional Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Custodian, the Agent or the Bank Series 1994-1 Certificateholders, be deemed to be an Early Amortization Event solely with respect to the Bank Series 1994-1;

     (a) on any Determination Date, the average of the Monthly Payment Rates for the two preceding Collection Periods is less than 20%;

     (b) on any Determination Date, the Available Subordinated Amount for the next Distribution Date will be less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

     (c) any Service Default as defined in this Bank Series 1994-1 Supplement occurs;

     (d) on any Determination Date, as of the last day of the preceding Collection Period, the aggregate amount of Principal Receivables relating to Used Vehicles exceeds 20% of the Pool Balance on such last day;

     (e) any Yield Shortfall or Additional Yield exists on six consecutive Distribution Dates;


     (f) on any Determination Date the average ratio of the Allocable Defaulted Amounts for the three preceding Collection Periods to the Allocable Principal Collections for the three preceding Collection Periods exceeds O.75%; or

     (g) the earlier of (i) the day any Commitment Termination Event, as defined in the Long-Term RPA, occurs and (ii) May 22, 1998.

          SECTION 7.2. Notice of Bank Series 1994-1 Early Amortization Event. The Custodian shall not be deemed to have knowledge of the occurrence of an Bank Series 1994-1 Early Amortization Event unless the Custodian shall have received written notice describing such Bank Series 1994-1 Early Amortization Event and stating that such notice is a "notice of Bank Series 1994-1 Early Amortization Event".


                                  ARTICLE VIII

                   Covenants, Representations and Warranties

          SECTION 8.1. Representations and Warranties of the Seller and the Servicer.

     (a) The Seller and the Servicer each hereby represents and warrants to the Agent and each of the Banks that each of their respective representations and warranties contained in Section 2.03, 2.04 and 3.03 of the Agreement and in Article 3 of the Long-Term RPA is true and correct in all material respects as of the date hereof and as of the date of each Increase.

     (b) Each of the Investor Master Custodial Certificateholder(s) in whose name the Investor Master Custodial Certificates issued pursuant to the Series 1992-1 Supplement to the Agreement are registered and the registered holders of securities issued by the Investor Master Custodial Certificateholder(s) in whose name the Investor Master Custodial Certificates issued pursuant to the Series 1992-1 Supplement to the Agreement are registered has been and will be at all material times at arm's length with CCCL within the meaning of the Income Tax Act (Canada). A true and complete copy of each of the Agreement and the Series 1992-1 Supplement to the Agreement has been delivered to the Agent.

     (c) No Receivable Transferred to the Custodian is at the time of Transfer, or will be thereafter, subject to any right of rescission, set-off, (other than in respect of a Dealer's Dealer Account) counterclaim, or other defence (including defences arising out of violations of usury laws) of the Dealer.

     (d) True and complete copies of all agreements of the type referred to in Subsection 11.01(h) of the Agreement have been delivered to the Agent.

          SECTION 8.2. Covenants of the Seller and CCCL. The Seller and CCCL hereby covenant:

     (a) that if at any time, the Agent is unable to obtain the names and addresses of all Master Custodial Certificateholders under each series supplement to the Agreement, and so advises CCCL, CCCL will promptly obtain and provide such information to the Agent. CCCL shall deal at arms' length with all Master Custodial Certificateholders within the meaning of the Income Tax Act (Canada); and

     (b) that neither CCCL nor any Seller will modify any term or provision of CCCL's standard forms of Floorplan Financing Agreements or the Floorplan Financing Guidelines in use in Canada in a manner which would materially and adversely affect the Bank Series 1994-1 Certificateholders, and CCCL shall at any time and from time to time upon the request of the Agent, provide to the Agent summaries of the Floorplan Financing Guidelines and copies of CCCL's standard forms of Floorplan Financing Agreements.

          SECTION 8.3. Covenants of the Servicer. The Servicer hereby covenants that:

     (a) upon three Business Days' prior written notice, it shall allow employees and agents of the Agent, acting at the request of any Bank Series 1994-1 Certificateholder, during normal business hours of the Servicer and without disruption of normal business conducted by the Servicer, to initiate an audit of the Servicer for the purpose of confirming compliance with the terms of the Agreement and this Bank Series 1994-1 Supplement, which audit shall be at the expense of the Servicer;

     (b) it shall give prior notice to the Agent of the delegation of any of its servicing, collection, enforcement or administrative duties with respect to the Receivables; and

     (c) if, at any time, none of then outstanding Series or Classes of Master Custodial Certificates are being rated by a Rating Agency, the condition set forth in Section 4.03(b)(iii)(z) of the Agreement with respect to the Servicer's right to make monthly deposits of Collections into the Collection Account shall not be applicable, and any change in the frequency of deposits of Collections shall be subject to the prior written consent of the Agent; provided, however, that such consent will not be required so long as the Servicer shall have delivered to the Custodian a written confirmation from each of the Rating Agencies by which debt securities issued by Specified Holders (as hereinafter defined) of Investor Master Custodial Certificates are then being rated to the effect that the failure of the Servicer to make deposits in accordance with Section 4.03(a) of the Agreement shall not result in a reduction or withdrawal of such rating. For the purposes of this Section 8.3(c), a "Specified Holder" is a body corporate the only or principal asset of which is one or more Master Custodial Certificates where the rating assigned by a Rating Agency to the debt securities of such body corporate could reasonably be regarded as reflecting the Rating Agency's assessment of the value and risk of such Master Custodial Certificate or Certificates.


                                   ARTICLE IX

                              Final Distributions

          SECTION 9.1. Sale of Bank Series 1994-1 Certificateholders' Interest Pursuant to Section 2.03 of the Agreement; Distributions Pursuant to Section 9.1 of this Bank Series 1994-1 Supplement or Section 2.03 or 12.02(c) of the Agreement.

     (a) The amount to be paid by the Seller to the Collection Account with respect to the Bank Series 1994-1 in connection with a purchase of the Bank Series 1994-1 Certificateholders' Interest pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

     (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 2.03 of the Agreement or any Bank Series 1994-1 Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Custodian shall, upon receipt of written instructions from the Servicer, not later than 12:00 noon, Toronto time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) in the priority set forth below: (i) first, distribute the amount deposited, up to the Reassignment Amount to the Bank Series 1994-1 Certificateholders and (ii) second, pay the remainder of any Termination Proceeds to the Seller.

     (c) Notwithstanding anything to the contrary in this Bank Series 1994-1 Supplement or the Agreement, any distribution made pursuant to paragraph (b) above shall be deemed to be a final distribution pursuant to
Section 12.02 of the Agreement with respect to the Bank Series 1994-1.


                                   ARTICLE X

                            Miscellaneous Provisions

          SECTION 10.1. Ratification of Agreement. As supplemented by this Bank Series 1994-1 Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Bank Series 1994-1 Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 10.2. Counterparts. This Bank Series 1994-1 Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 10.3. Governing Law. This Bank Series 1994-1 Supplement shall be construed in accordance with the laws of Province of Ontario and the laws of Canada applicable therein, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 10.4. Notices. All notices, requests and demands to or upon any of the Seller, the Servicer, the Agent and the Bank Series 1994-1 Certificateholders shall be delivered in accordance with Section 10.2 of the Long-Term RPA.

          SECTION 10.5.  Successors and Assigns.

     (a) This Bank Series 1994-1 Supplement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

     (b) Each Bank Series 1994-1 Certificateholder may only sell its Bank Invested Amount in accordance with the terms hereof and of the Long-Term RPA.

          SECTION 10.6. Rights of Bank Series 1994-1 Certificateholders. The Bank Series 1994-1 Certificates evidence undivided ownership interests in the Purchased Property only and do not evidence any interest in or obligation of the Seller or the Custodian. The Bank Series 1994-1 Certificates shall not evidence any interest in the Series Accounts or Enhancement for the benefit of any other Series or Class. The Bank Series 1994-1 Certificates evidence undivided ownership interests in the Purchased Property which include the right to receive, to the extent necessary to make the required payments with respect to the Bank Series 1994-1 Certificates at the times and in the amounts specified in this Bank Series 1994-1 Supplement, the portion of the Collections allocable to the Bank Series 1994-1 Certificateholders pursuant to the Agreement and this Bank Series 1994-1 Supplement, funds on deposit in the Collection Account allocable to the Bank Series 1994-1 Certificateholders pursuant to the Agreement and this Bank Series 1994-1 Supplement and funds on deposit in the Reserve Fund.

          SECTION 10.7. Custodian's Communications. The Agent has been designated and appointed by the Bank Series 1994-1 Certificateholders pursuant to the Long-Term RPA. Notwithstanding any other provision of this Bank Series 1994-1 Supplement to the contrary, the Custodian shall not be obligated to communicate with or make distributions to individual Bank Series 1994-1 Certificateholders, but instead shall be entitled to deal exclusively with the Agent for the Bank Series 1994-1 Certificateholders.

          SECTION 10.8. Amendments. Notwithstanding Section 13.01 of the Agreement, any amendment to this Bank Series 1994-1 Supplement shall also comply with the requirements of Article 10 of the Long-Term RPA.


                                   ARTICLE XI

                              Conditions Precedent

          SECTION 11.1.  Conditions Precedent to Effectiveness of
Supplement. This Bank Series 1994-1 Supplement will become effective on the date (the "Effective Date") that the Agent shall have received:

     (a)  Documents.

            (i) A copy of the Long-Term RPA executed by a duly authorized officer of the Seller and certified by a Responsible Officer of the Seller,

           (ii) this Bank Series 1994-1 Supplement executed by a duly authorized officer of each of the Seller and the Custodian,

          (iii) the Bank Series 1994-1 Certificates executed by and authenticated by the Custodian, and

           (iv) a copy of the 1993 Termination Agreement executed by a duly authorized officer of each of the Seller, the Custodian and Chrysler Financial Corporation.

     (b) Legal Opinions. A legal opinion of Gowling, Strathy & Henderson, counsel to the Seller and the Servicer, dated the Effective Date, in substantially the form of Schedule 4.1(m)(ii) to the Long-Term RPA;

     (c) Bank Series 1994-1 Early Amortization Events. A certificate of a Responsible Officer of the Seller that no Bank Series 1994-1 Early Amortization Event and no event which, with the lapse of time or the giving of notice or both, or the satisfaction of any other condition, would be a Bank Series 1994-1 Early Amortization Event, has occurred and is continuing;

     (d) Conditions to Issuance of Bank Series 1994-1 Certificates. A certificate of a Responsible Officer of the Seller that the conditions to the issuance of the Bank Series 1994-1 Certificates set forth in the Agreement have been satisfied; and

     (e)  Long-Term RPA Conditions.  The conditions precedent set forth in
Section 4.1 of Long-Term RPA (excluding the condition that this Bank Series 1994-1 Supplement be effective) shall have been satisfied and the Agent shall have received a Certificate of a Responsible Officer of the Seller that the conditions to the effectiveness of the Long-Term RPA set forth therein (excluding the condition that this Bank Series 1994-1 Supplement be effective) have been satisfied.

          IN WITNESS WHEREOF, the parties hereto have caused this Bank Series 1994-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                         CHRYSLER CREDIT CANADA LTD.

27777 Franklin Road                      By:    "David A. Robison"
Southfield, Michigan
U.S.A.                                   Title: V-P & Treasurer
48034-8286
Attention:  Treasurer

Telephone:  810-948-3140
Telecopier: 810-948-3801


                                         CHRYSLER FINANCIAL CORPORATION

27777 Franklin Road                      By:    "Dennis M. Cantwell"
Southfield, Michigan
U.S.A.                                   Title: V-P, Corp.Finance & Devpt
48034-8286

Attention:  Treasurer

Telephone:  810-948-3140
Telecopier: 810-948-3801


                                         ROYAL BANK OF CANADA
                                         As Agent
13th Floor
200 Bay Street
South Tower                              By:    "David W. Cox"
Royal Bank Plaza
Toronto, Ontario                         Title: Senior Manager
M5J 2J5

Attention:  Manager, Operations
            Loan Structuring and Syndications
Telex:      06218783
Telephone:  416-974-4154
Telecopier: 416-974-2407


                                         ROYAL BANK OF CANADA

                                         By:    "Glen D. Carter"

20 King Street West                      Title: Senior Manager
10th  Floor
Toronto, Ontario
M5H 1C4

Attention:  Glen D. Carter
            Senior Manager,
            Corporate Banking, Multinational
Telephone:  416-974-4278
Telecopier: 416-974-5938


                                         CANADIAN IMPERIAL BANK OF COMMERCE

Commerce Court West                      By:    "Harold Chataway"
7th Floor
Toronto, Ontario                         Title: Managing Dir. Auto. Grp.
M5L 1A2

Attention:  Harold Chataway
            Managing Director, Automotive Group
            Commerce Court Corporate Group
Telephone:  416-980-5315
Telecopier: 416-980-8384
Telex:      06-524116


                                         THE BANK OF NOVA SCOTIA

                                         By:    "Cynthia Thomas"
44 King Street West
16th Floor                               Title: Senior Relationship Mgr.
Toronto, Ontario
M5H 1H1                                  By:    "Anthony S. Courtright"

Attention:  Cynthia P. Thomas            Title: Unit Head
            Senior Relationship Manager
Telephone:  416-866-3548
Telecopier: 416-866-2009
Telex:      06-524712


                                         BANK OF MONTREAL

                                         By:    "Surjit Rajpal"
24th Floor
First Canadian Place                     Title: Managing Director
Toronto, Ontario
M5X 1A1

Attention:  Algis Vaitonis
            Director
            Corporate Banking
Telephone:  416-867-4092
Telecopier: 416-867-5818
Telex:      06-22735


                                         THE TORONTO-DOMINION BANK

55 King Street West                      By:    "Karl H. Schulz"
P.O. Box 1
Toronto-Dominion Centre                  Title: V-P, Corp. & Invst. Bkng. Grp.
Toronto, Ontario
M5K 1A2

Attention:  B.E. (Rick) Van Waterschoot
            Manager
            Corporate and Investment Banking Group
Telephone:  416-944-5824
Telecopier: 416-982-5018
Telex:      06-524267


                                         BANK OF AMERICA CANADA

4 King Street West                       By:    "Jai S. Menon"
18th Floor
Toronto, Ontario                         Title: Vice-President
M5H 1B6

Attention:  Richard Hall
            Assistant Vice President

Telephone:  416-863-4008
Telecopier: 416-863-5265
Telex:      06-219707


                                         CHEMICAL BANK OF CANADA

100 Yonge Street                         By:    "William T. Carrothers"
Suite 900
Toronto, Ontario                         Title: Vice President
M5C 2W1

Attention:  Owen G. Roberts              By:    "Owen G. Roberts"
            Vice-President
Telephone:  416-594-2259                 Title: Vice President
Telecopier: 416-594-2266
Telex:      06-218241


                                         CREDIT LYONNAIS CANADA

One Financial Place                      By:    "David J. Farmer"
1 Adelaide Street East
Suite 2505                               Title: Vice President
Toronto, Ontario
M5C 2V9

Attention:  David Farmer
            Vice President
Telephone:  (416) 947-9355
Telecopier: (416) 947-9471


                                         MORGAN BANK OF CANADA

Royal Bank Plaza                         By:    "Katherine B. Stevenson"
South Tower
22nd Floor, P.O. Box 80                  Title: Vice President
Toronto, Ontario
M5J 2J2

Attention:  Katharine B. Stevenson
            Vice President
Telephone:  416-981-9224
Telecopier: 416-865-1641
Telex:      06-23490


                                         SWISS BANK CORPORATION
                                         (CANADA)

P.O. Box  103                            By:    "Blaise Ganguin"
207 Queen's Quay West
Suite 78O                                Title: Associate Dir. Mrch.
Bnkg.
Toronto, Ontario

Attention:  Blaise Ganguin               By:    "Robin V.J. Scott"
            Associate Director
            Merchant Banking             Title: Merch. Bnkg. Director
Telephone:  416-203-4263
Telecopier: 416-203-4385
Telex:      06-217872


                                         THE ROYAL TRUST COMPANY,
                                         Custodian

                                         By:    "Edward Fujisawa"

                                         Title: Senior Solicitor